                    GENERAL AMERICAN LIFE INSURANCE COMPANY

                     GENERAL AMERICAN SEPARATE ACCOUNT TWO
                              PROSPECTUS FOR THE
                GROUP AND INDIVIDUAL VARIABLE ANNUITY CONTRACTS

This prospectus describes certain group and individual variable annuity contracts (Contracts) offered by General American Life Insurance Company (General American, we, us, our). The Contracts are deferred variable annuities. The Contracts have been offered as non-qualified annuities, individual retirement annuities (IRAs), tax sheltered annuities (TSAs), or pursuant to other qualified plans. These Contracts provide for accumulation of contract values and annuity payments on a fixed or variable basis, or a combination fixed and variable basis. Sales of the Contracts have been discontinued with certain exceptions. Please contact your broker for further details.

The Contracts have a number of investment choices (1 General Account and 8 Investment Funds (the "Funds")). The General Account is part of our general assets and provides an investment rate guaranteed by us. The eight Funds available are portfolios of Metropolitan Series Fund, Inc. and Variable Insurance Products Fund which are listed below. You can put your money in any of these Funds which are offered through our separate account, General American Separate Account Two (the "Separate Account"). The Separate Account has Divisions, each of which invests in a corresponding Fund.

            METROPOLITAN SERIES FUND, INC.                       VARIABLE INSURANCE PRODUCTS FUND
            ------------------------------                       --------------------------------
Advised by: MetLife Advisers, LLC                       Managed by: Fidelity Management & Research Company

            State Street Research Money Market                      VIP: Equity-Income Portfolio
              Portfolio                                             VIP: Growth Portfolio
            Lehman Brothers Aggregate Bond Index                    VIP: Overseas Portfolio
              Portfolio
            State Street Research Diversified Portfolio
            MetLife Stock Index Portfolio
            State Street Research Large Cap Value
              Portfolio

Please read this Prospectus before investing. You should keep it for future reference. It contains important information. To learn more about the Contract, you can obtain a copy of the Statement of Additional Information (SAI) (dated May 1, 2004). The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of the Prospectus. If you wish to receive, at no charge, the SAI, call us at (800) 449-6447 (toll free) or write us at: 2000 Wade Hampton Boulevard, Greenville, South Carolina 29615-1064. The SEC has a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically. The Table of Contents of the SAI is on Page 27 of this Prospectus.

The Contracts:

   .     are not bank deposits
   .     are not federally insured
   .     are not endorsed by any bank or government agency
   .     are not guaranteed and may be subject to loss of principal

The SEC has not approved these Contracts or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2004

                               TABLE OF CONTENTS

      INDEX OF SPECIAL TERMS......................................     4

      SEPARATE ACCOUNT TABLE OF FEES AND EXPENSES.................     4

      HIGHLIGHTS..................................................     8

      THE COMPANY.................................................     9

      THE ANNUITY CONTRACTS.......................................     9

      PURCHASE....................................................     9
      Purchase Payments...........................................     9
      Allocation of Purchase Payments.............................    10

      FUNDS.......................................................    10
      Metropolitan Series Fund, Inc...............................    10
      Variable Insurance Products Fund............................    11
      Investment Advice...........................................    11
      Share Class of the Funds....................................    12
      The General Account.........................................    12
      Transfers...................................................    13
      Additions, Deletions and Substitutions......................    14

      EXPENSES....................................................    14
      Surrender Charges (Contingent Deferred Sales Charge)........    14
      Charge-Free Amounts.........................................    14
      Administrative Charge.......................................    15
      Transfer Charge.............................................    15
      Mortality and Expense Risk Charge...........................    15
      Premium and Other Taxes.....................................    15
      Fund Expenses...............................................    15
      Exchange Program............................................    16

      ACCUMULATED VALUE...........................................    16
      Accumulated Value...........................................    16
      Net Investment Factor.......................................    16

      ACCESS TO YOUR MONEY........................................    17
      Surrenders and Partial Withdrawals..........................    17
      Termination Benefits........................................    17

      DEATH BENEFIT...............................................    18
      Death of Contract Owner During the Accumulation Phase.......    18
      Death of Annuitant During the Accumulation Phase............    18
      Death of Contract Owner or Annuitant During the Income Phase    18
      Special Tax Considerations..................................    18
      Avoiding Probate............................................    19

      ANNUITY PAYMENTS............................................    19
      Annuity Income Options......................................    19
      Value of Variable Annuity Payments..........................    20


    FEDERAL INCOME TAX CONSIDERATIONS................................    21
    Taxation of Non-Qualified Contracts..............................    21
    Taxation of Qualified Contracts..................................    22
    Possible Tax Law Changes.........................................    24

    PERFORMANCE ADVERTISING..........................................    24

    OTHER INFORMATION................................................    24
    Separate Account Two.............................................    24
    Distributor of the Contracts.....................................    25
    Legal Proceedings................................................    25
    Voting Rights....................................................    25
    Written Notice or Written Request................................    25
    Deferment of Payment.............................................    26
    Ownership........................................................    26
    The Beneficiary..................................................    26
    Assignments......................................................    26
    Financial Statements.............................................    27

    TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION.....    27

    APPENDIX A.......................................................    28
    Historical Table of Units and Unit Values for Qualified Plans....    28
    Historical Table of Units and Unit Values for Non-Qualified Plans    28
    Table of Units and Unit Values...................................    28
    Notes on Appendix A..............................................    33

                            INDEX OF SPECIAL TERMS

Because of the complex nature of the Contract, we have used certain words or terms in this prospectus which may need an explanation. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. These words and terms are in italics on the indicated page.

                                                   Page
                                                   ----
                         Accumulation Phase.......   9
                         Annuitant................  19
                         Annuity Commencement Date  19
                         Annuity Income Options...  19
                         Annuity Payments.........   9
                         Beneficiary..............  19
                         Business Day.............  10
                         General Account..........  12
                         Income Phase.............   9
                         Funds....................  10
                         Non-Qualified............  21
                         Owner....................  26
                         Purchase Payment.........   9
                         Qualified................  21
                         Tax Deferral.............   9

                  SEPARATE ACCOUNT TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer accumulated values between investment choices. State premium taxes may also be deducted.

Owner Transaction Expenses (1)

Surrender Charges (Expressed as a percentage of amount withdrawn) 9% (see Note
2)

NOTES:

(1) For Contracts sold prior to May of 1982, a sales charge equal to 4.75% is imposed on all purchase payments, an administrative charge of $10 per year is imposed during the accumulation phase and a $5 transfer charge is imposed whenever funds are transferred between the General Account and the Separate Account. No Surrender Charge applies to these Contracts.

(2) The Surrender Charge is expressed as a percentage of the amount withdrawn.

              First Contract Year                    9.00%
              Second Contract Year                   8.00%
              Third Contract Year                    7.00%
              Fourth Contract Year                   6.00% The Surrender Charge is levied only when you
              Fifth Contract Year                    5.00% withdraw money from your Contract. The first 10%
              Sixth Contract Year                    4.00% of the account value you withdraw in any Contract
              Seventh Contract Year                  3.00% Year will not have a Surrender Charge applied to it.
              Eighth Contract Year                   2.00%
              Ninth Contract Year                    1.00%

Transfer Fee:                  None

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Separate Account Annual Fees
(as a percentage of the accumulated value of your Contract)

                 Mortality and Expense Risk Charge:      1.00%
                                                         ----
                 TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES: 1.00%

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the Prospectuses for the Funds and in the following tables.

Range of Fund Operating Expenses
(as a percentage of average net assets)

                                                         Minimum Maximum
                                                         ------- -------
       Total Annual Fund Operating Expenses
       (Expenses that are deducted from a Fund's assets,
       including management fees, distribution and/or
       service (12b-1 fees), and other expenses)           .31%   1.05%

       Net Total Annual Fund Operating Expenses (1)
       (After Fee Waiver and/or Expense Reimbursement)     .31%    .95%

NOTE:

(1) The range of Net Total Annual Fund Operating Expenses takes into account contractual arrangements for certain Funds that require the investment adviser to reimburse or waive Fund operating expenses until April 30, 2005, as described in more detail below.

The following table shows the annual operating expenses for each Fund for the year ended December 31, 2003, before and after any applicable contractual expense subsidy or expense deferral arrangement:

Annual Fund Operating Expenses
(as a percentage of average net assets) (1)

                                                          Gross   Contractual  Net Total
                                                          Total     Expense   Contractual
                                     Management  Other    Annual  Subsidy or    Annual
                                        Fees    Expenses Expenses  Deferral    Expenses
                                     ---------- -------- -------- ----------- -----------
METROPOLITAN SERIES FUND, INC. (2)
State Street Research Money
Market Portfolio                        .35%      .05%      .40%        0%        .40%
Lehman Brothers Aggregate Bond
Index Portfolio                         .25%      .09%      .34%        0%        .34%
State Street Research Diversified
Portfolio (3)                           .44%      .07%      .51%        0%        .51%
MetLife Stock Index Portfolio           .25%      .06%      .31%        0%        .31%
State Street Research Large Cap
Value Portfolio (4)                     .70%      .35%     1.05%      .10%        .95%

VARIABLE INSURANCE PRODUCTS FUND (2)
Equity-Income Portfolio (5)             .48%      .09%      .57%        0%        .57%
Growth Portfolio (5)                    .58%      .09%      .67%        0%        .67%
Overseas Portfolio (5)                  .73%      .17%      .90%        0%        .90%

NOTES:

(1) The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2003. Current or future expenses may be greater or less than those shown.

(2) Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), is the investment manager for the Portfolios of the Metropolitan Series Fund, Inc. Fidelity Management & Research Company is the investment adviser of the Variable Insurance Products Fund.

(3) Net Total Contractual Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Net Total Contractual Annual Expenses would have been .50% for the State Street Research Diversified Portfolio.

(4) MetLife Advisers and the Metropolitan Series Fund, Inc. have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) of the State Street Research Large Cap Value Portfolio so that total annual expenses of this Portfolio will not exceed .95% at any time prior to April 30, 2005. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed for fees waived and expenses paid with respect to the State Street Research Large Cap Value Portfolio if, in the future, actual expenses of this Portfolio are less than this expense limit. Net Total Contractual Annual Expenses for the State Street Research Large Cap Value Portfolio have been restated to reflect the terms of the Expense Agreement.

(5) Expense ratios reflect operating expenses of the class. Expenses do not reflect reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when such reductions occur. If we included these reductions, Net Total Contractual Annual Expenses would have been .56% for the Equity-Income Portfolio, .64% for the Growth Portfolio and .86% for the Overseas Portfolio.

Examples:

These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Separate Account annual expenses, and Fund fees and expenses. (1)

The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume: (a) maximum and (b) minimum fees and expenses of any of the Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Contract at the end of the applicable time period:

                            1 Year    3 Years   5 Years  10 Years
                           --------- --------- --------- ---------
              (a) MAXIMUM: $1,041.16 $1,327.64 $1,619.38 $2,369.30
              (b) MINIMUM: $  972.79 $1,115.99 $1,254.97 $1,574.19

(2) If you do not surrender your Contract or if you begin the Income Phase at the end of the applicable time period:

                             1 Year  3 Years   5 Years  10 Years
                            -------- -------- --------- ---------
               (a) MAXIMUM: $ 207.92 $ 641.83 $1,101.00 $2,369.30
               (b) MINIMUM: $ 133.36 $ 414.79 $  717.05 $1,574.19

For Contracts issued prior to May 1, 1982:

(1) If you surrender your Contract, do not surrender your Contract or if you begin the Income Phase at the end of the applicable time period:

                             1 Year  3 Years  5 Years  10 Years
                            -------- -------- -------- ---------
               (a) MAXIMUM: $ 679.04 $ 600.55 $ 982.11 $1,874.30
               (b) MINIMUM: $ 606.23 $ 389.08 $ 640.91 $1,245.07

Please remember that the Examples are simply illustrations and do not reflect past or future expenses. Your actual expenses may be higher or lower than those reflected in the Examples. Similarly your rate of return may be more or less than the 5% assumed in the Examples.

NOTE:

(1) The Examples do not reflect premium taxes (which may range up to 3.5%, depending on the jurisdiction).

Condensed financial information containing the Accumulation Unit Value history appears at the end of this Prospectus in Appendix A.

                                  HIGHLIGHTS

The variable annuity Contract that we are offering is a contract between you, the owner, and us, the insurance company. The Contract provides a means for investing on a tax-deferred basis in our General Account and 8 Funds. The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit as well as other insurance related benefits. If you choose to have your money invested in the Funds you will bear the entire investment risk.

The Contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your Contract.

You can choose to receive annuity payments on a variable basis, a fixed basis, or a combination of both. If you choose variable payments, the amount of the variable annuity payments will depend upon the investment performance of the Funds you select for the income phase. If you choose fixed payments, the amount of the fixed annuity payments is level for the payout period.

Free Look. If you cancel your Contract within 20 days after receiving it (or whatever period is required in your state), we will give you back your purchase payments. In some states we are required to give you back the value of your Contract that is invested in the Funds plus any purchase payments you allocated to the General Account.

Tax Penalty. The earnings in your Contract are not taxed until you take money out of your Contract. If you take money out during the accumulation phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on these earnings. Payments during the income phase are considered partly a return of your original investment.

For any tax qualified account (e.g. individual retirement accounts), the tax deferred accrual feature is provided by the tax qualified retirement plan. Therefore, there should be reasons other than tax deferral for acquiring an annuity contract within a qualified plan.

Inquiries. If you need more information or require assistance after you purchase a Contract, please contact us at:

   General American's Variable Annuity Administration Department

   P.0. Box 19098


   Greenville, SC 29602-9098

   (800) 449-6447.

All inquiries should include the Contract number and the name of the Contract owner and/or the annuitant.

Subsequent Purchase Payments. All subsequent purchase payments should be mailed to:

   General American's Variable Annuity Administration Department

   P.O. Box 19098


   Greenville, SC 29602-9098.

                                  THE COMPANY


We are an indirect, wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"), whose principal office is located at One Madison Avenue, New York, New York 10010. We are licensed to sell life insurance in 49 states, the District of Columbia and in Puerto Rico. Our Home Office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.


We conduct a conventional life insurance business. Assets derived from our business should be considered by purchasers of variable annuity contracts only as bearing upon our ability to meet our obligations under the variable annuity contracts and should not be considered as bearing on the investment performance of the Separate Account.

                             THE ANNUITY CONTRACTS

This Prospectus describes the variable annuity Contracts that we are offering.

An annuity is a contract between you, the owner, and us, the insurance company, where we promise to pay you an income, in the form of annuity payments, beginning on a designated date in the future. Until you decide to begin receiving annuity payments, your annuity is in the accumulation phase. Once you begin receiving annuity payments, your Contract enters the income phase.

The Contract benefits from tax deferral. Tax deferral means that you are not taxed on earnings or appreciation on the assets in your Contract until you take money out of your Contract.

The Contract is called a variable annuity because you can choose among the Funds, and depending upon market conditions, you can make or lose money in any of these Funds. If you select the variable annuity portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation phase depends upon the investment performance of the Fund(s) you select. If you select the fixed annuity portion of the Contract, the value will depend upon the interest we credit to the General Account.

The Contracts consist of a group variable annuity contract for use in Tax Sheltered Annuity (Section 403(b) annuity) Plans (TSA), and individual variable annuity contracts for use in HR-10 (Keogh) Plans, Individual Retirement Annuity
(IRA) Plans, Simplified Employee Pension Plans, and non-qualified retirement plans. When you buy a TSA under the group variable annuity contract, we issue you a certificate which sets out all of your rights and benefits.

                                   PURCHASE

You can purchase this Contract by completing an application and providing us with an initial purchase payment. We will not issue a Contract or certificate if the annuitant is older than 79 1/2.

Purchase Payments

The minimum initial purchase payment permitted is $25. Afterwards, the purchase payments must be at least $25 and cannot exceed the annual equivalent of twice the initial purchase payment. For example, if you established a planned purchase payment of $50.00 per month, the total of all purchase payments in any Contract year could not exceed $1200. Any purchase payments in excess of this amount will be accepted only after our prior approval.

Additional purchase payments on qualified Contracts are limited to proceeds from certain qualified plans. Purchase payments for other types of Contracts can be made at anytime during the accumulation phase so long as the annuitant is living.

You may elect to make purchase payments by means of a pre-authorized check ("PAC") procedure. Under a PAC procedure, amounts will be deducted each month from your checking account and applied as a purchase payment under a Contract. You can also ask us to bill you for planned purchase payments.

Allocation of Purchase Payments

You specify how you want your purchase payments allocated. You may allocate each purchase payment to one or more of the Funds and/or the General Account. However, the requested allocations must be in whole number percentages, which total 100%, and involve amounts of at least $25. You can change the allocation instructions for future purchase payments by sending a written notice.

If the application is in good order, the initial purchase payment will be credited within two business days after receipt of the application. However, if an application is not in good order (missing information, etc.), we may retain the initial purchase payment for up to five business days while attempting to complete the application. If the application cannot be made in good order within five business days, the initial purchase payment will be returned immediately unless you consent in writing to us retaining the initial purchase payment until the application is in good order. Subsequent purchase payments are credited within one business day.

Our business days are each day when both the New York Stock Exchange and we are open for business. The following are not business days for us: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Friday after Thanksgiving Day and Christmas Day. Our business day ends when the New York Stock Exchange closes, usually 4:00 PM Eastern Time.

                                     FUNDS

The Contract gives you the choice of allocating purchase payments to our General Account, or to one or more of the Funds listed below. The Funds are managed by investment advisors. Additional Funds may be made available in the future.

Each of these Funds has a separate prospectus that is provided with this prospectus. You should read the Fund prospectus before you decide to allocate your assets to the Fund.

Metropolitan Series Fund, Inc.

State Street Research Money Market Portfolio

The State Street Research Money Market Portfolio's investment objective is a high level of current income consistent with preservation of capital. An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value at $100.00 per share, it is possible to lose money by investing in the Money Market Portfolio.

During extended periods of low interest rates, the yields of the Division investing in the State Street Research Money Market Portfolio may become extremely low and possibly negative.

Lehman Brothers Aggregate Bond Index Portfolio

The Lehman Brothers Aggregate Bond Index Portfolio's investment objective is to equal the performance of the Lehman Brothers Aggregate Bond Index.

State Street Research Diversified Portfolio

The State Street Research Diversified Portfolio's investment objective is high total return while attempting to limit investment risk and preserve capital.

MetLife Stock Index Portfolio

The MetLife Stock Index Portfolio's investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").

State Street Research Large Cap Value Portfolio

The State Street Research Large Cap Value Portfolio's investment objective is long-term growth of capital.

Variable Insurance Products Fund

VIP Equity-Income Portfolio

The VIP Equity-Income Portfolio seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500 Index.

VIP Growth Portfolio

The VIP Growth Portfolio seeks to achieve capital appreciation.

VIP Overseas Portfolio

The VIP Overseas Portfolio seeks long-term growth of capital.

The investment objectives and policies of certain of the Funds are similar to the investment objectives and policies of other mutual funds that certain investment advisers manage. Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Funds have the same investment advisers.

A Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Shares of the Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.

Investment Advice

Metropolitan Series Fund, Inc.

MetLife Advisers, LLC ("MetLife Advisers"), an affiliate of General American, serves as Investment Adviser for each Portfolio of the Metropolitan Series Fund, Inc. The chart below shows the subadviser of each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its subadvisers and is ultimately responsible for the investment performance of these Funds. Each subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

                     Portfolio                 Subadviser
                     ---------                 ----------
              State Street Research     State Street Research &
                Money Market Portfolio    Management Company

              Lehman Brothers
                Aggregate Bond Index    Metropolitan Life
                Portfolio                 Insurance Company

              State Street Research     State Street Research &
                Diversified Portfolio     Management Company

              MetLife Stock Index       Metropolitan Life
                Portfolio                 Insurance Company

              State Street Research
                Large Cap Value         State Street Research &
                Portfolio                 Management Company

For more information regarding the investment adviser and the subadviser of the Metropolitan Series Fund, Inc. portfolios, see the Statement of Additional Information about the Contracts, and also see the Metropolitan Series Fund, Inc. prospectus attached at the end of this prospectus and its Statement of Additional Information.

Variable Insurance Products Fund

Fidelity Management & Research Company serves as Investment Adviser and FMR Co., Inc. serves as subadviser for each Portfolio of Variable Insurance Products Fund. For more information about the investment adviser and subadviser, see the Variable Insurance Products Fund prospectus attached at the end of this prospectus and its Statement of Additional Information.

You can also get information about the Funds (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

An investment adviser or subadviser of an investment portfolio or its affiliates may compensate us and/or certain affiliates for administrative or other services relating to the investment portfolios. The amount of this compensation is based on a percentage of assets of the investment portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. The percentages that we receive currently range up to 0.30% of assets.

Share Class of the Funds

The Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Funds may provide information for share classes that are not available through the Contract. When you consult the attached prospectus for any Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. The following classes of shares are available under the Contract:

   . For the Metropolitan Series Fund, Inc., we offer Class A shares of the available Portfolios.
   . For the Variable Insurance Products Fund, we offer Initial Class shares.

The General Account

If you elect the General Account (the general assets of the insurance company other than separate account assets), we will credit interest at an effective annual rate of at least 4% to purchase payments or portions of purchase payments allocated or transferred to the General Account under the Contracts. We may, at our sole discretion, credit a higher rate of interest to the General Account, or to amounts allocated or transferred to the General Account.

Transfers

You may transfer amounts as follows:

    1.   Between the General Account and one or more of the Funds; or
    2.   Among the Funds.

These transfers will be subject to the following rules:

    1. Transfers must be made by written request. We also permit transfer requests by telephone, provided we have a Telephone Authorization Form in good order completed by you.
    2. Transfers from or among the Funds may be made at any time and must be at least $100 or the entire amount of a Fund, if smaller.
    3. Transfers from the General Account to the Funds may be made once each year on the Contract's anniversary date and must be at least $100 but no more than 25% of the amount in the General Account prior to the transfer.

We may revoke or modify the transfer privilege at any time, including the minimum amount for a transfer and the transfer charge, if any.

We have policies and procedures that attempt to detect transfer activity that may adversely affect other Contract Owners or Fund shareholders in situations where there is potential for pricing inefficiencies or that involve relatively large single or grouped transactions by one or more Contract Owners (i.e., market timing). We employ various means to try to detect such transfer activity, such as periodically examining the number of transfers and/or the number of "round trip" transfers into and out of particular Divisions made by Contract Owners within given periods of time and/or investigating transfer activity identified by us or the Funds on a case-by-case basis. We may revise these policies and procedures in our sole discretion at any time without prior notice.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective. Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract Owners to avoid such detection. Our ability to restrict such transfer activity may be limited by provisions of the Contract. We apply our policies and procedures without exception, waiver, or special arrangement, although we may vary our policies and procedures among our variable contracts and Divisions and may be more restrictive with regard to certain contracts or Divisions than others. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Contract Owners or Fund shareholders. In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

Our policies and procedures may result in restrictions being applied to Contract Owner(s). These restrictions may include:

   . requiring you to send us by U.S. mail a signed, written request to make transfers;
   .     limiting the number of transfers you may make each Contract year;
   .     limiting the dollar amount that may be transferred at any one time;
   .     charging a transfer or collecting a Fund redemption fee;
   . denying a transfer request from an authorized third party acting on behalf of multiple Contract Owners; and
   . imposing other limitations and modifications where we determine that exercise of the transfer privilege may create a disadvantage to other Contract Owners (including, but not limited to, imposing a minimum time period between each transfer).

If restrictions are imposed on a Contract Owner, we will reverse upon discovery any transaction inadvertently processed in contravention of such restrictions.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities. You should read the Fund prospectuses for more details.

Additions, Deletions and Substitutions

We may be required to substitute another Fund for one of the Funds you have selected. We would not do this without the prior approval of the Securities and Exchange Commission. We may also limit further investment in a Fund. We will give you notice of our intent to take either of these actions.

                                   EXPENSES

There are charges and other expenses associated with the Contracts that reduce the return on your investment in the Contract. These charges and expenses are:

Surrender Charges (Contingent Deferred Sales Charge)

For Contracts sold prior to May of 1982, a sales charge equal to 4.75% is imposed on all purchase payments to cover sales and distribution expenses. Contracts sold afterwards impose surrender charges (sometimes referred to as a contingent deferred sales charge) to recover these costs. The surrender charge percentage is based on the age of the Contract as shown in the following schedule:

                               Surrender Charge

                 Number of Complete Years     Percentage Charge
               Since Purchasing the Contract On Amount Withdrawn
               ----------------------------- -------------------
                            0-1                      9%
                             2                       8%
                             3                       7%
                             4                       6%
                             5                       5%
                             6                       4%
                             7                       3%
                             8                       2%
                             9                       1%

Upon full surrender, the surrender charge is calculated by multiplying the surrender charge percentage by the Contract's accumulated value. The surrender charge is deducted from amounts remaining in your Contract, if sufficient. If not, the surrender charge is taken from the amount you requested to the extent necessary and the withdrawal is considered a full surrender. In addition, surrender charges are not applied in the event of the death or disability of the Contract owner or Annuitant, or in the event of annuitization after five Contract years.

The surrender charge will never exceed 9% of total net purchase payments.

Charge-Free Amounts

If a Contract is within the nine year surrender charge period (the first nine Contract years), an amount may be withdrawn up to 10% of your accumulated account value (determined as of the date we receive the withdrawal request) each Contract year without incurring a surrender charge. Any percentages of your accumulated value previously withdrawn during a Contract year are subtracted from 10% in calculating the remaining percentage of account value that is available for withdrawal during the same Contract year.

Administrative Charge

For Contracts sold prior to May of 1982, an administrative charge of $10 per year is also imposed during the accumulation phase.

Transfer Charge

For Contracts sold prior to May of 1982, a $5 charge is imposed whenever Funds are transferred between the General Account and the Separate Account.

Mortality and Expense Risk Charge

During both the accumulation phase and the income phase, charges to cover mortality and expense risk are made each business day as a percentage of the accumulated value of the Contract. The charge for mortality and expense risk is 1% annually.

The mortality risk assumed by us is that annuitants may live longer than the time estimated when the risk in the Contract is established. We agree to continue to pay annuity installments, determined in accordance with the annuity tables and other provisions contained in the Contract, and in accordance with the option selected (see "Annuity Income Options"), to each annuitant regardless of how long he lives and regardless of how long all annuitants as a group live. The expense risk assumed by us is that if the charge for mortality and expenses is not sufficient to cover administrative expenses, the deficiency will be met from our General Account.

We can modify a group Contract prospectively, with respect to future participants, after the Contract has been in force for at least three years. No modifications can affect the annuitants in any manner without an annuitant's written consent, unless such modification is deemed necessary to give you or the annuitants the benefit of federal or state statutes or Treasury Department rules or regulations.

Premium and Other Taxes

Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from the value of the Contract for them. Some of these taxes are due when the Contract is issued, and others are due when annuity payments begin. When a premium tax is due at the time the purchase payment is made, we will deduct from the payment such tax. Premium taxes generally range from 0% to 3.5%, depending on the state.


We also reserve the right to deduct from purchase payments, accumulated value, withdrawals or income payments, any taxes (including, but not limited to, premium taxes) paid by us to any government entity relating to the Contracts. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Contracts. We may, at our sole discretion, pay taxes when due and deduct that amount from the accumulated value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


Fund Expenses

There are deductions from and expenses paid out of the assets of the various Funds, which are described in the attached Fund prospectuses.

Exchange Program

You may exchange your Contract, provided it is no longer subject to any surrender charge, for a variable annuity contract issued by our affiliate, MetLife Investors Insurance Company or its affiliate, MetLife Investors Insurance Company of California (together, "MetLife"). If you choose to so exchange your Contract, MetLife will waive any otherwise applicable withdrawal charges with respect to the new contract's value that is attributable to the exchanged assets. Any additional purchase payments contributed to the new contract will be subject to all fees and charges including the withdrawal charge.

                               ACCUMULATED VALUE

The accumulated value is the value of your Contract. It is the sum of your interest in the various Funds and our General Account.

Accumulated Value

During the accumulation phase, the value of the variable portion of your Contract will go up or down depending upon the investment performance of the Fund(s) you choose. We calculate your accumulated value after the New York Stock Exchange closes each business day.

Your accumulated value will be determined on a daily basis. On the date your initial net purchase payment is applied to the General Account and/or the Funds, your accumulated value in a Fund will equal the portion of any purchase payment allocated to the Fund.

Thereafter, on each business day, the accumulated value in a Fund will equal:

    1. The accumulated value in the Fund on the preceding business day, multiplied by the Fund's Net Investment Factor (defined below) for the business day; plus
    2. Any purchase payments received during the current business day which are allocated to the Fund; plus
    3. Any amounts transferred to the Fund from the General Account or from another Fund during the current business day; minus
    4. That portion transferred from the Fund to the General Account, or another Fund during the current business day (including any transfer charges); minus
    5. Any partial withdrawals from the Fund during the current business day; minus
    6. Any withdrawal or surrender charges incurred during the business day in connection with a partial withdrawal.

Net Investment Factor

The Net Investment Factor measures the investment performance of a Fund from business day to business day. The Net Investment Factor for each Fund for a business day is calculated as follows:

    1.   The value of the assets at the end of the preceding business day; plus
    2. The investment income and capital gains--realized or unrealized--credited to the assets for the business day for which the Net Investment Factor is being determined; minus
    3. The capital losses, realized or unrealized, charged against those assets during the business day; minus
    4. Any amount charged against each Fund for taxes, or any amount set aside during the business day as a reserve for taxes attributable to the operation or maintenance of each Fund; minus
    5. A charge not to exceed 0.002740% of the assets for each calendar day. This corresponds to 1% per year for mortality and expense risk; divided by
    6.   The value of the assets at the end of the preceding business day.

The accumulated value is expected to change from business day to business day, reflecting the investment experience of the selected Funds as well as the daily deduction of charges.

For Contracts issued prior to the reorganization of the Separate Account into a unit investment trust, a daily adjustment to values held in the Division of the Separate Account that invests in the State Street Research Large Cap Value Portfolio will be made to offset fully the effect of any and all additional expenses (other than advisory expenses for the State Street Research Large Cap Value Portfolio) of a type or in an amount which would not have been borne by the Separate Account prior to the reorganization.

                             ACCESS TO YOUR MONEY

You can have access to the money in your Contract:

   .     by making a withdrawal (either a partial or a complete withdrawal);
   .     when a death benefit is paid; or
   .     by electing to receive annuity payments.

Surrenders and Partial Withdrawals

You may surrender the Contract or make a partial withdrawal to receive all or part of your accumulated value, at any time before you begin receiving annuity payments and while the annuitant is living, by sending us a written request.

The amount available for surrender or partial withdrawal is your accumulated value, less any surrender or withdrawal charges. In the event of a partial withdrawal, the amount of any withdrawal charge will be deducted from the remaining accumulated value and not from the amount withdrawn. The amount payable to you upon surrender or withdrawal may be paid in a lump sum or, if elected, all or any part may be paid out under an Annuity Income Option. (See "Annuity Income Options.")

The minimum amount that can be withdrawn is $100. If you do not tell us otherwise, the amounts will be withdrawn from the Funds and the General Account on a pro rata basis. The amount paid on the surrender or withdrawal will ordinarily be paid within seven days after we receive a written request in good order.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

Termination Benefits

If you own a Tax Sheltered Variable Annuity Contract, you have certain rights if you terminate your participation prior to the Annuity Commencement Date. Upon termination of participation prior to the Annuity Commencement Date, you may elect:

   . to have the accumulated value applied to provide annuity payments under one of the annuity income options described below, or
   . to leave the accumulated value in the Contract, in which case the number of accumulation units in your individual account will remain fixed, but the value thereof will vary as described in the Section "Accumulated Value", or
   . to receive the accumulated value on the basis of the accumulation unit value next determined after the written request for surrender is received by us; or
   . to convert to an Individual Variable Annuity Contract, if appropriate; individual Contracts are issued by us on the effective date of termination, on the basis set forth by us at the time of such conversion.

                                 DEATH BENEFIT

Death of Contract Owner During the Accumulation Phase

If you die during the accumulation phase, and your spouse is the beneficiary, we will treat your spouse as the new Contract owner. Otherwise, if you die during the accumulation phase, this Contract will no longer be in force. We will pay your interest in the Contract to your beneficiary in a lump sum upon receiving proof of your death. If there is no beneficiary, the proceeds will be paid to your estate. If there are joint owners, the death benefit will be paid out on the first death to occur.

This payment will be made within five years after the date of your death unless you or your beneficiary choose, by providing us with written notice, one of the options described below:

   . Leave the proceeds of the Contract with us as provided under Annuity Income Option 6 of this Contract (or Option 7 in the case of a non-qualified Contract) . Any amount remaining unpaid under Annuity Income Option 6 or Option 7 will be paid in a lump sum to the beneficiary before the end of the fifth year after your death.
   . Buy an immediate annuity for the beneficiary, who will be the owner and annuitant. Payments under the annuity, or under any other method of payment we make available, must be for the life of the beneficiary, or for a number of years that is not more than the life expectancy of the beneficiary at the time of your death (as determined for Federal tax purposes), and must begin within one year after your death.

Death of Annuitant During the Accumulation Phase

When we receive due proof of the death of the annuitant during the accumulation phase, we will pay the beneficiary the accumulated value of the Contract. The accumulated value will be the value next determined following our receipt of due proof of death of the annuitant as well as proof that the annuitant died during the accumulation phase. The beneficiary must receive the amount payable under a payout method available for the Death of Owner explained above.

If a beneficiary has not been designated by the annuitant or if a beneficiary designated by the annuitant is not living on the date a lump sum death benefit is payable, or on the date any payments are to be continued, we will pay the lump sum death benefit for the commuted value of the payments to the deceased annuitant's spouse. If the spouse is not living, then payments will be made equally to the annuitant's surviving children. If the children are not surviving, then payments will be made to either the surviving father or mother or to both equally if both survive. If none of the above survive the annuitant, then payments will be made to his or her executors or administrators.

Death of Contract Owner or Annuitant During the Income Phase

If you or the annuitant dies during the income phase, the Annuity Income Option then in effect will govern as to whether or not we will continue to make any payments. Any remaining payments will be made at least as rapidly as at the time of death.

Special Tax Considerations

There are special tax rules that apply to IRA and other qualified Contracts during both the accumulation phase and income phase governing distributions upon the death of the owner. These rules are contained in provisions in the endorsements to the Contracts and supersede any other distribution rules contained in the Contracts.

The preceding provisions regarding the death of the owner are intended to satisfy the distribution at death requirements of section 72(s) of the Internal Revenue Code of 1986, as amended. We reserve the right to amend this Contract by subsequent endorsement as necessary to comply with applicable tax requirements, if any, which are subject to change from time to time. Such additional endorsements, if necessary to comply with amended tax requirements, will be mailed to you and become effective within 30 days of mailing, unless you notify us in writing, within that time frame, that you reject the endorsement.

Avoiding Probate

In most cases, when you die, the person you choose as your beneficiary will receive the death benefit without going through probate. However, the avoidance of probate does not mean that the beneficiary will not have tax liability as a result of receiving the death benefit.

                               ANNUITY PAYMENTS

Under the Contracts you can receive regular income payments. You can choose the month and year in which those payments begin. We call that date the Annuity Commencement Date. We ask you to choose your Annuity Commencement Date and Annuity Income Option when you purchase the Contract. You can change either at any time before the Annuity Commencement Date with 30 days notice to us.

The annuitant is the person whose life we look to when we make annuity payments.

Annuity Income Options

The Annuity Income Options, with the exception of Option 7, may be selected on either a variable annuity or a fixed payment basis, or a combination of both. In the absence of an election to the contrary, the variable accumulated value will be applied to provide variable annuity payments and the guaranteed accumulated value will be applied to provide guaranteed annuity payments.

The minimum amount which may be applied under an option is $5,000 and the minimum annuity payment is $50 (or any lower amount required by state law). If the accumulated value is less than $5,000 when the Annuity Commencement Date arrives, we will make a lump sum payment of such amount to you. If at any time payments are, or become less than $50, we have the right to change the frequency of payments to intervals that will result in installments of at least $50.

The following options are available:

   Option 1 - Life Annuity - Under this option we make monthly income payments during the lifetime of the annuitant and terminating with the last payment preceding his/her death.

   Option 2 - Life Annuity with 60, 120, l80, or 240 Monthly Payments Guaranteed - Under this option we make monthly income payments during the lifetime of the annuitant. We guarantee that if, at the death of the annuitant, payments have been made for less than a stated certain period, which may be five, ten, fifteen or twenty years, as elected, the monthly income will continue during the remainder of the stated period to the beneficiary. However, the beneficiary may elect to receive a single sum payment. A single sum payment will be equal to the present value of remaining payments as of the date of receipt of due proof of death commuted at the assumed investment rate.

   Option 3 - Unit Refund Life Annuity - Under this option, we make monthly income payments during the lifetime of the annuitant, terminating with the last payment preceding his/her death. If the annuitant dies, the beneficiary will receive an additional payment of the then dollar value of the number of annuity units. This is equal to the excess, if any, of (a) over (b) where
   (a) is the total amount applied under the option divided by the annuity unit value at the Annuity Commencement Date and (b) is the number of annuity units represented by each payment multiplied by the number of payments made.

   For example, if $19,952.07 were applied under this option for a male at age 65 on the Annuity Commencement Date, the annuity unit value in the appropriate Fund on such date was $12.071, the number of annuity units represented by each payment was ten, thirteen Annuity payments were paid prior to the date of death, and the value of an annuity unit on the date of death was $12.818, the amount paid to the beneficiary would be $19,520.44.

   Option 4 - Joint and Survivor Income for Life - Under this option we make monthly income payments during the joint lifetime of the annuitant and another named individual and thereafter during the lifetime of the survivor. Payments cease with the last income payment due prior to the death of the survivor.

   Option 5 - Income for a Fixed Period - Under this option, we make annual, semiannual, quarterly, or monthly payments over a specified number of years, not less than three and not more than thirty. When payments are made on a variable basis, a mortality and expense risk charge continues to be assessed, even though we do not incur a mortality risk under this option. The person considering this option should consult his tax adviser about the possibility that this selection might be held to be "constructive receipt" of the entire accumulated value and result in adverse tax treatment.

   Option 6 - Income of a Fixed Amount - Under this option, we make fixed equal payments annually, semiannually, quarterly, or monthly (not less than $75 per annum per $1,000 of the original amount due) until the proceeds applied under this option, with interest credited at the current annual rate, are exhausted. The final installment will be for the remaining balance. When payments are made on a variable basis, a mortality and expense risk charge continues to be assessed, even though we incur no mortality risk under this option. The person considering this option should consult his tax adviser about the possibility that such selection might be held to be "constructive receipt" of the entire accumulated value and result in adverse tax treatment.

   Option 7 - Interest Income (may be available to Non-qualified Annuities only) Under this option, you can place your accumulated value on deposit with us in our General Account and we will make annual, semiannual, quarterly, or monthly payments, as selected. Your remaining balance will earn interest at a rate not less than 4% per annum.

With respect to any Option not involving a life contingency (e.g., Option 5 Income for a Fixed Period), you may elect to have the present value of the guaranteed monthly annuity payments remaining, as of the date we receive proof of the claim, commuted and paid in a lump sum as set forth in the Contract.

Value of Variable Annuity Payments

The dollar amount of your payment from the Fund(s) will depend upon four things:

   .     the value of your Contract in the Fund(s) on the Annuity Commencement
         Date;
   .     the 4% assumed investment rate used in the annuity table for the
         Contract;
   .     the performance of the Funds you selected; and
   . if permitted in your state and under the type of Contract you have purchased, the age and sex of the annuitant(s).

If the actual performance exceeds the 4% assumed rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual performance is less than 4% plus the amount of the deductions, your annuity payments will decrease.

The value of all payments (both guaranteed and variable) will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

The method of computation of variable annuity payments is described in more detail in the Statement of Additional Information.

                       FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. Under current federal income tax law, the taxable portion of distributions from variable annuity contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a non-qualified Contract. The tax rules applicable to qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

Under current federal income tax law, the taxable portion of distributions under qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

Taxation of Non-Qualified Contracts

Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a non-qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Withdrawals. When a withdrawal from a non-qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a non-qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

In the case of a withdrawal under a qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a qualified Contract can be zero.

Penalty Tax on Certain Withdrawals. In the case of a distribution (or a deemed distribution) from a non-qualified Contract, there may be imposed a federal tax penalty (in addition to ordinary income tax) equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

   .     made on or after the taxpayer reaches age 59 1/2
   .     made on or after the death of an Owner;
   .     attributable to the taxpayer's becoming disabled;
   . made as part of a series of substantially equal periodic payments (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his or her designated beneficiary; or
   . under certain single premium immediate annuities providing for substantially equal payments made at least annually and where the annuity date is no later than one year from the date of purchase.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between fixed interest options and variable investment sub-accounts as well as transfers between investment sub-accounts after the annuity starting date. Consult your own tax advisor.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. See the Statement of Additional Information as well as "Death of Contract Owner During the Accumulation Phase" in the prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

Transfers, Assignments or Exchanges of a Contract. Where otherwise permitted under the terms of the Contract, a transfer or assignment of ownership of a Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain adverse tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment, exchange, or event should consult a tax advisor as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.

Further Information. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

Taxation of Qualified Contracts

The tax rules applicable to qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

In addition, because the underlying tax-favored retirement plan itself provides tax deferral, whether or not a variable annuity is purchased, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a qualified Contract.

Individual Retirement Accounts (IRA's), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2004, $3,000 plus, for Owner's age 50 or older, $500) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. If contributions are being made under a SEP or SARSEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies.



Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.


Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.


Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be subject to FICA (social security) tax. Distributions of
(1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, a severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.


Section 457(b) Plans: an eligible Section 457 plan, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer which must be a tax-exempt entity under Section 501(c) of the Code. In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to federal income tax withholding as wages.

Loans. If your qualified Plan or TSA Plan Contract permits loans, the amount of such loans, the repayment terms and the treatment of defaults are subject to limitations and rules under Section 72(p) of the Code and the regulations thereunder. The terms of your loan will be governed by your loan agreement and the requirements of the tax law (and ERISA, where applicable). Failure to satisfy these requirements will result in adverse tax consequences. Consult your tax adviser prior to applying for a loan.

Other Tax Issues. Qualified Contracts (including Contracts under Section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount which should have been, but was not, distributed.

Distributions from qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

Taxable "eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental Section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions.

Foreign Tax Credits. To the extent permitted under the federal income tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain of the eligible funds to foreign jurisdictions.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity Contract Owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

                            PERFORMANCE ADVERTISING

We periodically advertise performance of the various Funds. We will calculate performance by determining the percentage change in the accumulated value for selected periods. This performance number reflects the deduction of the mortality and expense risk charges. It does not reflect the deduction of any surrender charge. The deduction of any surrender charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include total return figures which reflect the deduction of the mortality and expense risk charges, and surrender charges.

We may, from time to time, include in our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

                               OTHER INFORMATION

Separate Account Two

We established Separate Account Two to hold the assets that underlie the Contracts. The Separate Account was established on October 22, 1970 under Missouri law, pursuant to authorization by our Board of Directors. We have registered the Separate Account as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940 on January 25, 1971.

Purchase payments are received into the Separate Account from qualified and non-qualified individual and group variable annuity Contracts. Such payments are pooled together and invested separately from the General Account of General American. The persons participating in the variable portion of these Contracts look to the investment experience of the assets in the Separate Account.

The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. However, those assets that underlie the Contracts, are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts and not against any other contracts we may issue.

Distributor of the Contracts

General American Distributors, Inc., 700 Market Street, St. Louis, Missouri 63101 (Member NASD/SIPC), a wholly-owned subsidiary of GenAmerica Financial Corporation, is the principal underwriter and distributor of the Contracts. It has entered into contracts with various affiliated broker-dealers and registered representatives to aid in the distribution of the Contracts. Commissions paid to dealer(s) in varying amounts are not expected to exceed 3.25% of purchase payments for such Contracts, under normal circumstances.

Legal Proceedings

General American, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action lawsuits and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, General American believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it, the Separate Account or General American Distributors, Inc.

Regulatory bodies have contacted General American and have requested information relating to market timing and late trading of mutual funds and variable insurance products. General American believes that these inquiries are similar to those made to many financial service companies as part of an industry-wide investigation by various regulatory agencies into the practices, policies and procedures relating to trading in mutual fund shares. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American. We are in the process of responding and are fully cooperating with regard to these information requests and investigations. General American at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on General American's financial position.

Voting Rights

We are the legal owner of the Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain instructions from you and other owners as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our own behalf. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Written Notice or Written Request

A written notice or written request is any notice or request that you send to us requesting any changes or making any request affecting your Contract. Such a request or notice must be in a format and content acceptable to us.

Deferment of Payment

We may be required to suspend or postpone payments for surrenders or transfers for any period when:

    1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);
    2.   trading on the New York Stock Exchange is restricted;
    3. an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds;
    4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

We may also delay the payment of a surrender or partial withdrawal from the General Account for up to six months from receipt of Written Request. If payment is delayed, the amount due will continue to be credited with the rate of interest then credited to the General Account until the payment is made.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a purchase payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.

Ownership

You, as the owner of the Contract, have all the rights under the Contract. Prior to the Annuity Commencement Date, the owner is as designated at the time the Contract is issued, unless changed.

The Beneficiary

The beneficiary is the person(s) or entity you or the annuitant name to receive any death benefit. The beneficiary is named at the time the Contract is issued, unless changed at a later date. Subject to any assignment of a Contract, the beneficiary may be changed during the lifetime of the annuitant by providing us with the proper forms in good order. If the joint and survivor option is selected, the annuitant may not change the designation of a joint annuitant after payments begin.

A change of beneficiary designation will not become effective unless we accept the written request, at which time it will be effective as of the date of the request. A beneficiary who becomes entitled to receive benefits under this Contract may also designate, in the same manner, a beneficiary to receive any benefits which may become payable under this Contract by reason of death.

Assignments

With respect to individual non-qualified Contracts, an assignment or transfer of the Contract or of any interest in it will not bind us unless: (1) it is made as a written instrument, (2) the original instrument or a certified copy is filed at our Home Office, and (3) we send the Contract owner a receipt. We are not responsible for the validity of the assignment. If a claim is based on an assignment or transfer, proof of interest of the claimant may be required. A valid assignment will take precedence over any claim of a beneficiary.

With respect to all other Contracts, you may not transfer, sell, assign, discount or pledge a Contract for a loan or a security for the performance of an obligation or any other purpose, to any person other than to us.

An Assignment May Be a Taxable Event.

Financial Statements

The consolidated financial statements for General American (as well as the auditors' report thereon) are in the Statement of Additional Information.

Financial statements for the Separate Account are also in the Statement of Additional Information.

Table of Contents of the Statement of Additional Information

                        Company
                        Experts
                        Legal Opinions
                        Distribution
                        Performance Information
                        Investment Advice
                        Tax Status of the Contracts
                        Annuity Provisions
                        General Matters
                        Safekeeping of Account Assets
                        State Regulation
                        Records and Reports
                        Other Information
                        Financial Statements

                                  APPENDIX A

Historical Table of Units and Unit Values for Qualified Plans

                                1980   1981   1982   1983   1984   1985   1986   1987   1988
                               ------ ------ ------ ------ ------ ------ ------ ------ ------
Accumulation unit value:
Beginning of period            $ 8.23 $ 9.94 $ 9.92 $12.09 $13.25 $13.15 $16.68 $19.73 $20.03
End of period                  $ 9.94 $ 9.92 $12.09 $13.25 $13.15 $16.68 $19.73 $20.03 $21.30*
Number of units outstanding at
  end of period (in thousands)    175    169    138    162    162    148    170    255    263*

Historical Table of Units and Unit Values for Non-Qualified Plans

                                1980   1981   1982   1983   1984   1985   1986   1987   1988
                               ------ ------ ------ ------ ------ ------ ------ ------ ------
Accumulation unit value:
Beginning of period            $ 9.30 $10.73 $10.91 $12.63 $13.77 $14.30 $18.16 $21.47 $21.80
End of period                  $10.73 $10.91 $12.63 $13.77 $14.30 $18.16 $21.47 $21.80 $23.18*
Number of units outstanding at
  end of period (in thousands)     27     49     50     52     50     48     49     49     28*

-------------
* Unit values and units outstanding represent the values and number of units at the date of reorganization, February 23, 1988.

Table of Units and Unit Values

This Table shows unit values and the number of units of the Separate Account that were invested in the Funds of Metropolitan Series Fund, Inc. and Variable Insurance Products Fund. There can be no assurance that the investment experience of the underlying Funds in the future will be comparable to past experience.

                               Accumulation                Qualified Plan   Nonqualified Plan
                                Unit Value  Accumulation  Units Outstanding Units Outstanding
                                Beginning    Unit Value     End of Period     End of Period
                                of Period*  End of Period  (in thousands)    (in thousands)
                               ------------ ------------- ----------------- -----------------
MetLife Stock Index Division**
2003                              40.14         50.95            577               215
2002                              52.05         40.14            631               249
2001                              59.74         52.05            738               290
2000                              66.06         59.74            860               321
1999                              55.35         66.06            968               340
1998                              43.62         55.35            987               342
1997                              33.17         43.62            935               366
1996                              27.27         33.17            808               325
1995                              20.12         27.27            657               297
1994                              20.09         20.12            636               265
1993                              18.48         20.09            599               241
1992                              17.37         18.48            366               152
1991                              13.47         17.37            236               109
1990                              14.15         13.47            133                67
1989                              11.01         14.15             97                23
1988                              10.00         11.01             36                 7

                                       Accumulation                Qualified Plan   Nonqualified Plan
                                        Unit Value  Accumulation  Units Outstanding Units Outstanding
                                        Beginning    Unit Value     End of Period     End of Period
                                        of Period*  End of Period  (in thousands)    (in thousands)
                                       ------------ ------------- ----------------- -----------------
State Street Research Money Market Division+
2003                                      18.86         18.83             81                 9
2002                                      18.74         18.86            105                33
2001                                      18.19         18.74            192                28
2000                                      17.26         18.19            139                26
1999                                      16.57         17.26            228                69
1998                                      15.85         16.57            124                79
1997                                      15.14         15.85            102                74
1996                                      14.50         15.14            117                62
1995                                      13.82         14.50            106                57
1994                                      13.39         13.82             93                58
1993                                      13.12         13.39            115                73
1992                                      12.78         13.12            181                85
1991                                      12.16         12.78            179               101
1990                                      11.33         12.16            188                79
1989                                      10.44         11.33             28                15
1988                                      10.00         10.44              6                 5

Lehman Brothers Bond Index Division***
2003                                      26.32         27.02            105                48
2002                                      24.01         26.32            124                55
2001                                      22.37         24.01            137                62
2000                                      20.16         22.37            130                52
1999                                      20.97         20.16            148                60
1998                                      19.50         20.97            200                75
1997                                      18.01         19.50            163                80
1996                                      17.66         18.01            163                70
1995                                      14.99         17.66            146                85
1994                                      15.78         14.99            146                58
1993                                      14.43         15.78            161                61
1992                                      13.68         14.43            116                48
1991                                      12.12         13.68             50                67
1990                                      11.22         12.12             33                58
1989                                      10.27         11.22             22                17
1988                                      10.00         10.27              5                 2

           Accumulation                Qualified Plan   Nonqualified Plan
            Unit Value  Accumulation  Units Outstanding Units Outstanding
            Beginning    Unit Value     End of Period     End of Period
            of Period*  End of Period  (in thousands)    (in thousands)
           ------------ ------------- ----------------- -----------------
      State Street Research Large Cap Value Division Qualified****
      2003     72.29        97.43             56               N/A
      2002     94.99        72.29             60               N/A
      2001     94.14        94.99             69               N/A
      2000     84.35        94.14             80               N/A
      1999     82.60        84.35            106               N/A
      1998     72.99        82.60            126               N/A
      1997     59.73        72.99            136               N/A
      1996     49.83        59.73            153               N/A
      1995     37.68        49.83            164               N/A
      1994     39.42        37.68            188               N/A
      1993     36.54        39.42            210               N/A
      1992     34.56        36.54            217               N/A
      1991     27.62        34.56            216               N/A
      1990     28.73        27.62            192               N/A
      1989     22.11        28.73            194               N/A
      1988     21.30        22.11            207               N/A

      State Street Research Large Cap Value Division Nonqualified****
      2003     78.66       106.02            N/A                 0
      2002    103.37        78.66            N/A                 1
      2001    102.45       103.37            N/A                 1
      2000     91.79       102.45            N/A                 1
      1999     89.89        91.79            N/A                 1
      1998     79.43        89.89            N/A                 1
      1997     64.99        79.43            N/A                 2
      1996     54.22        64.99            N/A                 2
      1995     41.00        54.22            N/A                17
      1994     42.90        41.00            N/A                20
      1993     39.76        42.90            N/A                24
      1992     37.61        39.76            N/A                25
      1991     30.05        37.61            N/A                25
      1990     31.27        30.05            N/A                25
      1989     24.06        31.27            N/A                25
      1988     23.18        24.06            N/A                26

                            Accumulation                Qualified Plan   Nonqualified Plan
                             Unit Value  Accumulation  Units Outstanding Units Outstanding
                             Beginning    Unit Value     End of Period     End of Period
                             of Period*  End of Period  (in thousands)    (in thousands)
                            ------------ ------------- ----------------- -----------------

State Street Research Large Cap Value Division 88 Series****
2003                           37.22         50.06            130                30
2002                           48.96         37.22            152                35
2001                           48.57         48.96            174                42
2000                           43.56         48.57            190                44
1999                           42.70         43.56            246                49
1998                           37.77         42.70            266                54
1997                           30.94         37.77            280                67
1996                           25.84         30.94            240                58
1995                           19.56         25.84            215                75
1994                           20.48         19.56            204                68
1993                           19.00         20.48            197                56
1992                           17.99         19.00            158                40
1991                           14.39         17.99            101                27
1990                           14.99         14.39             56                20
1989                           11.54         14.99             21                 7
1988                           10.83         11.54              6                 0

State Street Research Diversified Division*****
2003                           31.95         38.02            295               104
2002                           37.56         31.95            365               107
2001                           40.60         37.56            416               124
2000                           40.46         40.60            471               139
1999                           33.12         40.46            463               163
1998                           28.38         33.12            487               187
1997                           24.14         28.38            496               187
1996                           21.08         24.14            375               178
1995                           16.52         21.08            317               168
1994                           17.37         16.52            320               180
1993                           16.01         17.37            332               166
1992                           15.16         16.01            223               119
1991                           12.78         15.16            140                66
1990                           12.60         12.78             94                35
1989                           10.61         12.60             33                16
1988                           10.00         10.61              9                 4

VIP: Equity-Income Division
2003                           19.59         25.28            423               157
2002                           23.83         19.59            462               190
2001                           25.32         23.83            535               226
2000                           23.60         25.32            570               252
1999                           22.41         23.60            736               299
1998                           20.27         22.41            868               352
1997                           15.98         20.27            838               351
1996                           14.12         15.98            767               317
1995                           10.55         14.12            552               207
1994                           10.00         10.55            315                82

                       Accumulation                Qualified Plan   Nonqualified Plan
                        Unit Value  Accumulation  Units Outstanding Units Outstanding
                        Beginning    Unit Value     End of Period     End of Period
                        of Period*  End of Period  (in thousands)    (in thousands)
                       ------------ ------------- ----------------- -----------------

VIP: Growth Division
2003                      17.26         22.65             792              210
2002                      24.89         17.22             862              257
2001                      30.53         24.89             971              300
2000                      34.64         30.53           1,131              342
1999                      25.45         34.64           1,141              341
1998                      18.42         25.45           1,127              342
1997                      15.07         18.42           1,064              343
1996                      13.27         15.07             974              362
1995                       9.90         13.27             646              261
1994                      10.00          9.90             356              116

VIP: Overseas Division
2003                      10.40         14.76             258               62
2002                      13.18         10.40             279               75
2001                      16.88         13.18             316               90
2000                      21.09         16.88             373              109
1999                      14.93         21.09             348              105
1998                      13.37         14.93             355               98
1997                      12.11         13.37             363              124
1996                      10.80         12.11             346              107
1995                       9.95         10.80             266               77
1994                      10.00          9.95             240               52

-------------
* At the date of first deposits into the Separate Account on May 16, 1988, except for the State Street Research Large Cap Value Division, which began on February 24, 1988; the VIP: Equity-Income Division and the VIP: Growth Division which began on January 6, 1994; and the VIP: Overseas Division which began on January 11, 1994.

** On April 28, 2003, the S&P 500 Index Fund of General American Capital Company merged into the MetLife Stock Index Portfolio of the Metropolitan Series Fund, Inc. The name of the S & P 500 Index Fund was changed from "Equity Index Fund" effective May 1, 1994.

*** On April 28, 2003, the Bond Index Fund of General American Capital Company merged into the Lehman Brothers Aggregate Bond Index Portfolio of the Metropolitan Series Fund, Inc. The name of the Bond Index Fund was changed from "Intermediate Bond Fund" effective October 1, 1992. The name change reflected a change in investment policies and objectives of the Fund.

**** On April 28, 2003, the Managed Equity Fund of General American Capital
     Company merged into the State Street Research Large Cap Value Portfolio of the Metropolitan Series Fund, Inc.

*****On April 28, 2003, the Asset Allocation Fund of General American Capital
     Company merged into State Street Research Diversified Portfolio of the Metropolitan Series Fund, Inc.


+ On May 1, 2003, the State Street Research Money Market Portfolio became a portfolio of the Metropolitan Series Fund, Inc. by way of a reorganization. On April 28, 2003, the Money Market Fund of General American Capital Company merged into State Street Research Money Market Series of the New England Zenith Fund. Effective May 1, 2003 the series of the New England Zenith Fund reorganized into Portfolios of the Metropolitan Series Fund, Inc.

Notes on Appendix A

The initial value of an accumulation unit in the Separate Account was set at $10.00 as of May 28, 1971.

The Historical Tables of Units and Unit Values for Non-qualified Plans for Separate Account 2 above show accumulation unit values and the numbers of units outstanding for the period from January 1, 1980 through February 23, 1988. During that time, the Separate Account invested solely and directly in common stocks. On February 23, 1988, the net assets of the Separate Account were exchanged for shares in the Managed Equity Fund of General American Capital Company, and the investment advisory fee for these assets was increased from ..25% to a sliding scale with a maximum of .40%, as an annual percentage of net assets. Effective January 6, 2002, the maximum investment advisory fee for these assets was increased to .50%. As shown in the Fee Table, the investment management fee for the State Street Research Large Cap Value Portfolio of the Metropolitan Series Fund, Inc. (into which the Managed Equity Fund of General American Capital Company was merged, as noted above) is .70%.

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